Exhibit 99.1
Rodman & Renshaw NYC We are providing this information as of November 7, 2006 and do not undertake any obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise. Peter Letendre - Chief Commercial Officer November 7, 2006

Forward Looking Statements This presentation contains forward-looking statements about Replidyne, Inc. Our actual results could differ materially from those discussed due to a number of factors including, the success and timing of our pre-clinical studies and clinical trials; our ability to obtain and maintain regulatory approval of our product candidates and the labeling under any approval we may obtain; our plans to develop and commercialize our product candidates; the loss of key scientific or management personnel; the size and growth of the potential markets for our product candidates and our ability to serve those markets; regulatory developments in the U.S. and foreign countries; the rate and degree of market acceptance of any future products; the accuracy of our estimates regarding expenses, future revenues and capital requirements; our ability to obtain and maintain intellectual property protection for our product candidates; the successful development of our sales and marketing capabilities; the success of competing drugs that are or become available; and the performance of third party manufacturers. These and additional risks and uncertainties are described more fully in our Forms S-1 and most recent filing with the SEC.

"Evergreen unmet medical need" due to eventually resistance to all antibiotics Resistance Opportunity created from big pharma's shift to other therapeutic areas Big Pharma A biopharmaceutical company focused on discovering, developing, in-licensing and commercializing innovative anti-infective products

Discovery Preclinical Phase 1 Phase II Phase III NDA Discovery Research C. difficile Program DNA Replication Inhibition Program Faropenem medoxomil Respiratory Tract and Skin Infections Bronchitis Study Acute Otitis Media Replidyne Product Pipeline REP8839 Treatment of skin and wound infections Prevention of S. aureus Including MRSA Adult Pediatric

Faropenem Medoxomil Replidyne key assets NDA filed - December '05; accepted February '06 Clinical trials in ABS, CAP, AECB, and uncomplicated skin infections FDA non-approvable letter - October '06 Changing FDA landscape Superiority trials & microbiologic evaluation recommended Safety database of 5000 patients, 13 Phase III clinical trials Novel antibiotic pipeline addressing growing problem of staph infections, including MRSA Experienced team with proven record Strong financial position

Discovered by Suntory (now Daiichi Asubio) Prodrug form of faropenem with improved bioavailability 13 Phase III clinical trials completed by Bayer 5000 patients safely treated Licensed from Daiichi Asubio - March 2004 Faropenem background Faropenem Medoxomil

Sinusitis Pneumonia Faropenem - Timeline of events Further discussions with FDA All non-inferiority studies Initiated superiority trial in AECB Forest partnership

Faropenem - FDA recommendations NDA submitted based on industry standard non- inferiority studies Scientific discussion: What data should be required to approve respiratory indications? Non-approvable letter recommending superiority studies and microbiologic evaluation Moving forward: FDA post-action meeting FDA Action

Beta-lactams endorsed by CDC and AAP guidelines as 1st and 2nd line therapy for key indications Orapem's Promising Pediatric Opportunity Taste of suspension is key driver of prescribing decision Branded competitive landscape expected favorable by estimated launch

Forest Laboratories partnership Indicated continued support of faropenem program To participate in discussions with FDA Successful track record of commercialization in mature markets Financial Terms Up to $250 million in license fees and milestones $60 million received to date Significant royalty on all faropenem sales Forest responsible for majority of ongoing development expense Option for Replidyne to exclusively promote to pediatricians Faropenem Partnership

# Oral antibiotics - Class distinctions

Replidyne

- Beta-Lactams
  - Penicillins
    - Penicillin
    - Amoxicillin
    - Ampicillin
    - Augmentin
  - Cephalosporins
    - Keflex
    - Ceclor
    - Omnicef
  - Oral Penems
    - Faropenem
- Macrolides/ Ketolides
  - Erythromycin
  - Zithromax
  - Biaxin
  - Ketek
- Quinolones
  - Cipro
  - Levaquin
  - Avelox
  - Factive
  - Tequin

11

Oral Antibiotic Market Sales Dollars Oral Antibiotic Market Total Prescriptions Oral antibiotics - Market potential Source: 2005 IMS NPA Audit 1999 2000 2001 2002 2003 2004 2005 Oral Antibiotic Market 274.855 273.396 275.29 271.499 269.873 252.181 274.793 Millions 1999 2000 2001 2002 2003 2004 2005 Oral Antibiotic Market 6622.604 7090 8032 8267 9062 8008 8432 $ Millions Source: 2005 IMS NSP Audit

Pediatric Market Share Adult Market Share Beta-Lactams: Dominating Oral Antibiotic Markets Macrolides/ Ketolides 24% Quinolones 17% Other Antibiotics 16% Beta-Lactams 43% 2005 220 Million Prescriptions Total Market = $7.0 Billion 2005 50 Million Prescriptions Total Market = $1.5 Billion Macrolides 29% Quinolones 1% Other Antibiotics 2% Beta-Lactams 68% Source: IMS NPA Audit

REP8839 Selective inhibitor of methionyl tRNA synthetase Target indications: Treatment of skin infections Prevention of S. aureus infections (including MRSA) in hospital Program acquired from GSK A need for an improved topical antibiotic

REP8839 Being developed alone and as a combination of REP8839 and Mupirocin (Bactroban(r)) Mupirocin is the leading topical antibiotic Resistance to Mupirocin increasing Each agent has a distinctive mechanism of action (but both are tRNA synthetase inhibitors) Combination may prevent emergence of drug resistant strains Replidyne - worldwide rights to REP8839 IND filed in Q2 2006 Phase I testing commenced July 2006 Development Status

Mupirocin (1 µg/ml) REP8839 + Mupirocin (1 µg/ml) REP8839 (1 µg/ml) Combination product Dramatically reduced resistance emergence S. aureus ATCC29213 (MSSA) 53 22 0 S. aureus ATCC43300 (MRSA) 65 28 0 S. aureus LZ10 (MRSA) 12 2 0 S. aureus NRS103 (MRSA) 40 24 0 S. aureus 1079077 (MRSA) 99 29 0 S. epidermidis 936606 (MRSE) 3 9 0 S. hemolyticus NRS116 25 40 0 All Strains Average 42 +- 33 22 +- 13 0 Resistant colonies after 48 h (From average inoculum of 5 x 108 cells) Strain and Phenotype

Bacterial DNA replication is an essential process; new mechanism-of-action antibiotic High-throughput assays - Target the DNA replication complexes from multiple bacteria Currently at lead optimization stage DNA Replication Inhibitors program Increasing public health threat in elderly patients Identified microbiologically active compounds from proprietary collection Currently studying pharmacology, toxicology and animal efficacy of several representative compounds Clostridium difficile program Discovery programs

Intellectual property Faropenem Composition of matter Methods of manufacture Expiration date November 15, 2015 Patent term extension available under Hatch-Waxman 2 U.S. patents licensed from Daiichi Asubio for faropenem Composition of matter, combination therapy, targets, etc. Patent expirations range from 2017 to 2025 REP8839 Program 9 Issued U.S. patents Pending U.S. and foreign patent applications 32

Replidyne Business development strategy In-licensing Novel anti-bacterials Other promising anti-infectives Marketed product opportunities Pediatric products - to complement faropenem oral suspension Faropenem partnering - Europe Complementary Approaches

Proven management team

Replidyne



Kenneth Collins
President & CEO

Prior Experience
- Synergen
- Neurogenetics



Roger Echols, M.D.
Chief Medical Officer

Prior Experience
- BMS
- Bayer



Nebojsa Janjic, Ph.D.
Chief Scientific Officer

Prior Experience
- NeXstar
- Scripps



Peter Letendre, Pharm.D.
Chief Commercial Officer

Prior Experience
- Abbott
- GSK



Don Morrissey
SVP Corp. Development

Prior Experience
- Caliper
- Cooley Godward



Mark Smith
Chief Financial Officer

Prior Experience
- Nabi
- Neuromedical Systems

20

$134 million Cash balance at Sept 30 Financial summary Through September 30, 2006 $30 million (for 9 month period) Burn rate (3Q 2006) Financial highlights Partner contributes funding for faropenem related R&D and sales and marketing

2007 2006 Faropenem Adult ABS, CAP, uSSSI AECB Placebo Phase III Results Pediatric Pediatric Phase II Data Initiate Pediatric Phase III REP8839 Submit IND Complete Phase I Clinical Studies Near-Term Milestones FDA post-action PIII development 2H 2007 1H 2007 2H 2007 Mid 2006 Early 2007

Novel antibiotic pipeline addressing growing problem of Staph infections, including MRSA Experienced team with proven clinical business development and commercial track record Replidyne - Key assets Faropenem - Meet with FDA & define next steps

Rodman & Renshaw NYC We are providing this information as of November 7, 2006 and do not undertake any obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise. Peter Letendre - Chief Commercial Officer November 7, 2006